Horace Mann Life Insurance Company Separate Account

Supplement dated January 26, 2022

to the Prospectuses dated May 1, 2022

for

Separate Account, Variable Solutions, Variable Solutions II and Maximum Solutions II

Issued by

Horace Mann Life Insurance Company

Horace Mann Life Insurance Company Separate Account

This supplement updates certain information contained in the above listed prospectuses. You should read this supplement carefully and keep it with your prospectus for future reference. You may obtain an additional copy of the prospectus by writing to 1 Horace Mann Plaza, Springfield, IL 62715 or view the prospectus by going to our Website at horacemann.com and clicking on “Savings & Retirement”, the tax type of your annuity, and then “Prospectuses Online” in the “Annuity Resources” box. All capitalized terms used in this supplement have the same meaning as provided in the prospectuses.

On March 9, 2021, the Board of Directors of T Rowe Price Government Money Portfolio (the “Gov’t Money Portfolio”) approved the liquidation and termination of the Gov’t Money Portfolio. The liquidation and termination (the “Liquidation”) will occur on or about May 6, 2022 (the “Liquidation Date”).

As a result of this notice of liquidation We are adding the Goldman Sachs Government Money Market Institutional Shares to the list of available Subaccounts.

This supplement provides You with information about the addition of the Goldman Sachs Government Money Market Institutional Shares which supplements the list of Underlying funds.

The following is added as a new investment choice under “Appendix A: Portfolio Companies Available Under the Contract”.

Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-year/ Since Inception	Inception Date
Money Market	Goldman Sachs VIT Government Money Market Fund / Goldman Sachs Asset Management, L.P	0.18%	0.43%	1.06%	0.74%	10/16/2013

More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time. The prospectuses for the Portfolio Companies are available online at www.horacemann.com. To access this information, click on “Savings & Retirement”, the tax type of your annuity, and then “Prospectuses Online” in the “Annuity Resources” box. You can also request this information at no cost by calling 1-800-999-1030 or by sending an email request to contactcenterannuity@horacemann.com.

If You have any questions regarding this Supplement, please contact Your registered representative or Our Home Office at 1-800-999-1030.